PROMISSORY NOTE
                              (Due January 6, 2003)


$589,105.37                                           As  of  January  7,  2002
                                                      New  York,  New  York


     FOR VALUE RECEIVED, the undersigned, AFG Investment Trust D, a trust organized pursuant to the Delaware Business Trust Act (the "Trust"), hereby
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promises  to pay on or before January 6, 2003 (the "Maturity Date") to the order
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of  PLM  International,  Inc.,  a Delaware corporation ("Holder"), the principal
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amount  of  this  Note,  in  lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount hereof in like money and funds, accruing from the date hereof until the principal amount hereof shall be paid in full, at a per-annum rate equal to the lesser of (a) LIBOR plus 2% and (b) 2% over the base rate from time to time announced by Fleet Bank of Massachusetts, N.A., in each case computed on the basis of a year of 364 days, which interest shall become due and payable on or before the Maturity Date.

The principal amount of this Note and all interest thereon shall be payable in full on or before the Maturity Date.

If any payment under this Note becomes due and payable on a Saturday, Sunday or other day on which banking institutions in New York City, New York are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable at the interest rate specified above during such extension.

If  one  or  more  of  the  following  events ("Events of Default") shall occur:

(a) The Trust shall fail to pay any amount of principal of or interest on this Note as and when due and payable; or

(b) The Trust (i) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) shall make a general assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or other similar official for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have any such petition or application filed or any such proceeding commenced against it, in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of 60 days or more; or (v) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, trustee or other similar official for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of 60 days or more.

THEN, and in any such event, Holder may, by notice to the Trust, declare the aggregate outstanding principal amount of this Note and all interest thereon to be forthwith due and payable, whereupon the aggregate principal amount of this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Trust; provided, however, that if there
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shall  be  an  Event  of  Default  under  subsection  (b)  above,  the aggregate outstanding principal amount of this Note, and all interest thereon, shall be immediately due and payable, without notice, declaration, presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Trust.

This Note shall be binding upon the Trust and inure to the benefit of Holder and its successors and assigns, provided that the Trust shall not assign its obligations hereunder without Holder's prior written consent.

The undersigned hereby waives presentment, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer being duly authorized, as of the date first above written.

     AFG  INVESTMENT  TRUST  D

                         By:  AFG  ASIT  Corporation,  its Managing Trustee


                         By:     /s/  James  A.  Coyne
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                         Name:   James  A.  Coyne
                         Title:  Senior  Vice  President